UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2016

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 3.03 below of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Section 3 — Securities and Trading Markets

Item 3.03	Material Modification to Rights of Security Holders.

On December 14, 2016, American International Group, Inc. (“AIG”) entered into Amendment No. 2 (“Amendment No. 2”) to AIG’s Tax Asset Protection Plan (the “Plan”), dated as of March 9, 2011, between AIG and Wells Fargo Bank, National Association, as Rights Agent, as previously amended by Amendment No. 1 (“Amendment No. 1”) to the Plan, dated as of January 8, 2014. The Plan, the purpose of which is to help protect AIG’s ability to recognize certain tax benefits in future periods from net operating losses and other tax attributes, was originally scheduled to expire at the close of business on March 9, 2014. Amendment No. 1 extended the expiration date of the Plan to the close of business on January 8, 2017 (subject to other earlier termination events as described in the Plan) and also made minor technical changes to the Plan. Amendment No. 2, which was approved by AIG’s Board of Directors, extends the expiration date of the Plan to the close of business on December 14, 2019 (subject to other earlier termination events as described in the Plan).

The Plan is described in and included as Exhibit 4.1 to our Current Report on Form 8-K filed on March 9, 2011, and Amendment No. 1 is described in and included as Exhibit 4.1 to our Current Report on Form 8-K filed on January 8, 2014. The foregoing description of Amendment No. 2 is qualified in its entirety by reference to the full text of Amendment No. 2, attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated in its entirety into this Item 3.03 by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

    (d) Exhibits.

4.1	Amendment No. 2 to Tax Asset Protection Plan, dated as of December 14, 2016, between American International Group, Inc. and Wells Fargo Bank, National Association, as Rights Agent.

99.1	Press release of American International Group, Inc., dated December 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)

Date: December 14, 2016	By:	/s/ James J. Killerlane III
		Name:	James J. Killerlane III
		Title:	Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment No. 2 to Tax Asset Protection Plan, dated as of December 14, 2016, between American International Group, Inc. and Wells Fargo Bank, National Association, as Rights Agent.

99.1	Press release of American International Group, Inc., dated December 14, 2016.